OCCUPATIONAL HEALTHCARE OBLIGATION	12 Months Ended
Dec. 31, 2017
OCCUPATIONAL HEALTHCARE OBLIGATION
OCCUPATIONAL HEALTHCARE OBLIGATION

26.  OCCUPATIONAL HEALTHCARE OBLIGATION

SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

The Group recognises management’s best estimates to settle any occupational healthcare claims against the Group’s operations. The ultimate outcome of these matters remains uncertain, with a possible failure to reach a settlement or to obtain the requisite court approval for a potential settlement. The provision is consequently subject to adjustment in the future, depending on the progress of the Occupational Lung Disease Group (the Working Group) discussions, stakeholder engagements and the ongoing legal proceedings. Actual costs incurred in future periods could differ materially from the estimates.

Estimates that were used in the assessment include value of benefits, required contributions, timing of payments, tracing pattern, period discount rates, period inflation rates and a 60% take-up rate. These estimates were informed by a professional opinion.

ACCOUNTING POLICY

Provisions are recognised when the Group has a present obligation, legal or constructive resulting from past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

The estimated costs of settlement claims are reviewed at least annually and adjusted as appropriate for changes in cash flow predictions or other circumstances.

Based on estimates to date, the net present value of expected settlement claims is recognised and provided for in full in the financial statements. The estimated cash flows are discounted using a risk-free rate with similar terms to the obligation to reflect the current market assessments of the time value of money.

Annual changes in the provision consist of finance costs relating to the change in the present value of the provision and changes in estimates.

As a result of the ongoing work of the Working Group, engagements with affected stakeholders since 31 March 2017 and the likely settlement, at 30 June 2017 it became possible for Sibanye-Stillwater to reasonably estimate its share of the estimated cost in relation to the Working Group of a possible settlement of the class action claims and related costs. As a result, Sibanye-Stillwater provided an amount of R1,077.2 million for this obligation in the statement of financial position. The estimated costs were reviewed at 31 December 2017 and discounted using a risk-free rate. A change in estimate of R29.7 million was recognised in profit or loss.

Figures in million - SA rand	Note	2017	2016	2015
Occupational healthcare obligation recognised		1,077.2	-	-
Interest charge	5	46.4	-	-
Change in estimate charge to profit or loss		29.7	-	-
Balance at the end of the year		1,153.3	-	-
Reconciliation of the non-current and current portion of the occupational healthcare obligation:
Occupational healthcare obligation		1,153.3	-	-
Current portion of occupational healthcare obligation		(0.8)	-	-
Non-current portion of occupational healthcare obligation		1,152.5	-	-